Exhibit 10.4

AMENDMENT, CONSENT AND WAIVER

This AMENDMENT, CONSENT AND WAIVER (this “Consent”) is made and entered into as of June 30, 2022 by and among Charge Enterprises, Inc., a Delaware corporation (the “Company”) and the purchasers signatory to the Purchase Agreements (as defined below) (each a, “Purchaser” and collectively, the “Purchasers”).

WHEREAS, pursuant to a Securities Purchase Agreement, dated as of May 8, 2020 (as amended and in effect from time to time, including any replacement agreement therefor, the “May 2020 Purchase Agreement”), among the Company and the Purchasers, the May 2020 Purchasers have extended credit to the Company as evidenced by certain Original Issue Discount Senior Secured Convertible Promissory Notes in the aggregate principal amount of $3,000,000.00 issued by the Company to the May 2020 Purchasers (together with any notes issued in exchange therefor or replacement thereof, as the same may be amended, supplemented, restated or otherwise modified from time to time, the “May 2020 Senior Notes”);

WHEREAS, in connection with the issuance of the May 2020 Notes, the Purchasers were issued warrants to purchase an aggregate of 7,600,000 shares of the Company’s common stock with an exercise price of $0.50 per share (the “May 2020 Warrants”);

WHEREAS, pursuant to a Securities Purchase Agreement, dated as of November 3, 2020 (as amended and in effect from time to time, including any replacement agreement therefor, the “November 2020 Purchase Agreement”), among the Company and the Purchasers, the November 2020 Purchasers have extended credit to the Company as evidenced by certain Original Issue Discount Senior Secured Convertible Promissory Notes in the aggregate principal amount of $3,888,889.00 issued by the Company to the November 2020 Purchasers (together with any notes issued in exchange therefor or replacement thereof, as the same may be amended, supplemented, restated or otherwise modified from time to time, the “November 2020 Senior Notes”);

WHEREAS, pursuant to a Securities Purchase Agreement, dated as of May 19, 2021 (as amended and in effect from time to time, including any replacement agreement therefor, the “May 2021 Purchase Agreement”), among the Company and the Purchasers, the Purchasers have extended credit to the Company as evidenced by certain Original Issue Discount Senior Secured Convertible Promissory Notes and certain Original Issue Discount Senior Secured Non-convertible Promissory Notes in the aggregate principal amounts of $5,610,000 and $11,032,609, respectively, issued by the Company to the Purchasers (together with any notes issued in exchange therefor or replacement thereof, as the same may be amended, supplemented, restated or otherwise modified from time to time, the “May 2021 Senior Notes”);

WHEREAS, in connection with the issuance of the May 2021 Notes, the Purchasers were issued warrants to purchase an aggregate of 1,870,000 shares of the Company’s common stock with an exercise price of $4.00 per share (the “May 2021 Warrants”);

WHEREAS, pursuant to a Securities Purchase Agreement, dated as of December 17, 2021 (as amended and in effect from time to time, including any replacement agreement therefor, the “December 2021 Purchase Agreement” and together with the May 2020 Securities Purchase Agreement, the November 2020 Securities Purchase Agreement and May 2021 Securities Purchase Agreement, the “Purchase Agreements”), among the Company and the Purchasers, the Purchasers have extended credit to the Company as evidenced by certain Senior Secured Non-convertible Notes in the aggregate principal amount of $14,814,814.67 issued by the Company to the Purchasers (together with any notes issued in exchange therefor or replacement thereof or any additional investment made by the Purchasers and as the same may be amended, supplemented, restated or otherwise modified from time to time, the “December 2021 Senior Notes” and together with the May 2020 Senior Notes, the November 2020 Senior Notes and May 2021 Senior Notes, the “Senior Notes”);

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WHEREAS, in connection with the issuance of the December 2021 Senior Notes, the Purchasers were issued warrants to purchase an aggregate of 2,370,370 shares of the Company’s common stock with an exercise price of $4.00 per share (the “December 2021 Warrants” and together with the May 2020 Warrants and the May 2021 Warrants, the “Warrants”);

WHEREAS, pursuant to a Registration Rights Agreement, dated as of May 19, 2021 (as amended and in effect from time to time, including any replacement agreement therefor, the “May 2021 Registration Rights Agreement”), among the Company and the Purchasers, the Company agreed to register the securities issued (or issuable upon conversion or exercise) to the Purchasers pursuant to the May 2021 Purchase Agreement;

WHEREAS, pursuant to a Registration Rights Agreement, dated as of December 17, 2021 (as amended and in effect from time to time, including any replacement agreement therefor, the “December 2021 Registration Rights Agreement,” and together with the May 2021 Registration Rights Agreement, the “Registration Rights Agreements”), among the Company and the Purchasers, the Company agreed to register the securities issued to (or issuable upon conversion or exercise) the Purchasers pursuant to the December 2021 Purchase Agreement;

WHEREAS, the Company and the Purchasers are contemplating restructuring the existing Senior Notes whereby the Purchasers would exchange the May 2020 Senior Notes, the November 2020 Senior Notes and the May 2021 Senior Notes for shares of a newly created Series D Convertible Preferred Stock of the Company (the “Restructuring”); and

WHEREAS, the Company and the Purchasers desire to confirm to the Company the Purchasers’ approval and consent of the following: (i) the waiver under any restrictive covenant included in the Senior Notes for any restrictions on payment of dividends to any Purchaser who participates in the Restructuring (“Dividend Waiver”), (ii) the waiver of providing any non-public information in accordance with Section 4.6 of the Purchase Agreements related to the Restructuring (the “Information Waiver”), (iv) the amendments to the May 2020 Warrants as set forth in Section 3 below, (v) the amendment to Section 2(e) of the May 2021 Warrants as set forth in Section 4 below, (vi) the amendment to Section 2(e) of the December 2021 Warrants as set forth in Section 5 below, (vii) the waiver under any restrictive covenant included in the Senior Notes and the consent in accordance with Section 6(b) of the Registration Rights Agreements to include the securities issued in the Company’s April 2022 private placement on the Registration Statement to be filed in accordance with such Registration Rights Agreements or to file any other registration statement that is required under any registration rights agreement to be entered into in connection with the Restructuring (the “Additional Registrable Securities Consent”); and (viii) the waiver of any restriction, covenant or other obligation of the Company in the Purchase Agreements or any other transaction document entered into between the Company and the Purchasers in connection with the entry into the Purchase Agreements (the “Transaction Documents”) to obtain the consent of the Purchasers to enter into the Restructuring, provided, however, that this is a limited waiver and shall not impact any rights or remedies that the Purchasers have under the Transaction Documents, all of which are fully reserved herein (the “Financing Waiver”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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1. Definitions; Transaction Documents. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreements, the Warrants and Registration Rights Agreements. This Consent shall constitute a Transaction Document for all purposes of the Purchase Agreements and the other Transaction Documents.

2. Confirmation of Consent; Waiver. The Purchasers hereby confirm their consent to Company for the Dividend Waiver, the Information Waiver, the Additional Registrable Securities Consent and the Financing Waiver.

3. Amendment to the May 2020 Warrants.

(a) A new clause (c) to Section 2 of the May 2020 Warrants is hereby added as follows:

“Cashless Exercise. If at any time after the Closing Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then by delivering an Exercise Notice and in lieu of making payment of the aggregate Exercise Price in cash or wire transfer, the Holder may elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (the “Cashless Exercise”):

Net Number = (A x B) – (A x C)

B

For purposes of the foregoing formula:

A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), or (b) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.”

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(b) The last five sentences of clause (e) to Section 2 of the May 2020 Warrants are hereby deleted and replaced as follows:

“The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, which will not be effective until the 61st day after such notice is delivered to the Company, may increase or decrease the Beneficial Ownership Limitation applicable solely to such Holder to such other percentage limit as may be determined by the Holder, not to exceed 19.99%, provided that any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. Notwithstanding anything else contained herein, within 61 days of the Termination Date, the Holder, at its option and in addition to any other rights it has hereunder, may, upon prior written notice, require the Company to issue to the Holder, upon exercise of this Warrant in accordance with Section 2 hereunder, in lieu of issuing Warrant Shares, such number of shares of a to-be-issued class of preferred stock of the Company, which shall be convertible into the same number of Warrant Shares as shall be issuable upon such exercise of this Warrant and be of like tenor as the Company’s Series D convertible preferred stock, provided that any such newly issued preferred stock shall not pay any dividends to the Holder thereunder (the “New Preferred Stock”). For the avoidance of doubt, if the Holder shall not deliver written notice of its intent to receive New Preferred Stock in lieu of any Warrant Shares on or prior to the 61st calendar day prior to the Termination Date of this Warrant, the Holder shall only be entitled to receive Warrant Shares upon the exercise of this Warrant.”

(c) The Notice of Exercise in the May 2020 Warrants is hereby amended and restated as set forth on Exhibit A annexed hereto.

4. Amendment to May 2021 Warrants. The last five sentences of clause (e) to Section 2 of the May 2021 Warrants are hereby deleted and replaced as follows:

“The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, which will not be effective until the 61st day after such notice is delivered to the Company, may increase or decrease the Beneficial Ownership Limitation applicable solely to such Holder to such other percentage limit as may be determined by the Holder, not to exceed 19.99%, provided that any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. Notwithstanding anything else contained herein, within 61 days of the Termination Date, the Holder, at its option and in addition to any other rights it has hereunder, may, upon prior written notice, require the Company to issue to the Holder, upon exercise of this Warrant in accordance with Section 2 hereunder, in lieu of issuing Warrant Shares, such number of shares of a to-be-issued class of preferred stock of the Company, which shall be convertible into the same number of Warrant Shares as shall be issuable upon such exercise of this Warrant and be of like tenor as the Company’s Series D convertible preferred stock, provided that any such newly issued preferred stock shall not pay any dividends to the Holder thereunder (the “New Preferred Stock”). For the avoidance of doubt, if the Holder shall not deliver written notice of its intent to receive New Preferred Stock in lieu of any Warrant Shares on or prior to the 61st calendar day prior to the Termination Date of this Warrant, the Holder shall only be entitled to receive Warrant Shares upon the exercise of this Warrant.”

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5. Amendment to December 2021 Warrants. The last five sentences of clause (e) to Section 2 of the December 2021 Warrants are hereby deleted and replaced as follows:

“The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, which will not be effective until the 61st day after such notice is delivered to the Company, may increase or decrease the Beneficial Ownership Limitation applicable solely to such Holder to such other percentage limit as may be determined by the Holder, not to exceed 19.99%, provided that any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. Notwithstanding anything else contained herein, within 61 days of the Termination Date, the Holder, at its option and in addition to any other rights it has hereunder, may, upon prior written notice, require the Company to issue to the Holder, upon exercise of this Warrant in accordance with Section 2 hereunder, in lieu of issuing Warrant Shares, such number of shares of a to-be-issued class of preferred stock of the Company, which shall be convertible into the same number of Warrant Shares as shall be issuable upon such exercise of this Warrant and be of like tenor as the Company’s Series D convertible preferred stock, provided that any such newly issued preferred stock shall not pay any dividends to the Holder thereunder (the “New Preferred Stock”). For the avoidance of doubt, if the Holder shall not deliver written notice of its intent to receive New Preferred Stock in lieu of any Warrant Shares on or prior to the 61st calendar day prior to the Termination Date of this Warrant, the Holder shall only be entitled to receive Warrant Shares upon the exercise of this Warrant.”

6. Conditions to Effectiveness of Consent. This Consent shall become effective upon receipt by the Company and the Purchasers of counterpart signatures to this Consent duly executed and delivered by the Company and the Purchasers.

7. No Implied Consent or Waiver. Except as expressly set forth in this Consent, this Consent shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Purchasers under the Purchase Agreements, the Registration Rights Agreements or the other Transaction Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Purchase Agreements, Registration Rights Agreements or the other Transaction Documents, all of which shall continue in full force and effect. Nothing in this Consent shall be construed to imply any willingness on the part of the Purchasers to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Purchase Agreement, Registration Rights Agreement or the other Transaction Documents.

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8. Counterparts. This Consent may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Consent by e-mail (e.g., “pdf” or “tiff”) or fax transmission shall be effective as delivery of a manually executed counterpart of this Consent.

9. Governing Law. THIS CONSENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CHARGE ENTERPRISES, INC.

By:	/s/ ANDREW FOX
Name:	Andrew Fox
Title:	Chief Executive Officer

Mt. Whitney Securities, LLC ARENA FINANCE MARKETS, LP Arena Special Opportunities Fund, LP Arena Special Opportunities Partners I, LP ARENA STRUCTURED PRIVATE INVESTMENTS (CAYMAN) LLC as Purchasers

By:	/s/ LAWRENCE CUTLER
Name:	Lawrence Cutler
Title:	Authorized Signatory

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EXHIBIT A

NOTICE OF EXERCISE

To: CHARGE ENTERPRISES, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

                                (4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ____________________________________

Name of Authorized Signatory: __________________________________________________________

Title of Authorized Signatory: ____________________________________________________________

Date: __________________________________________________________________________

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